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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (Date of Earliest Event Reported): May 17, 2000 (May 10, 2000)



                                 NAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-21419                  23-2753988
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)

           1010 Northern Boulevard
             Great Neck, New York                        11021
   ----------------------------------------            ---------
   (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (516) 829-4343

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Item 5.  Other Events.

         On May 10, 2000, the Registrant entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with ISO Investment Holdings, Inc. ("ISO"), whereby the Registrant issued 642,570 common shares, par value $.001 per share (the "Common Stock") to ISO at a price of $6.225 per share (the "Offering"). The total Offering price was $4,000,000. In connection therewith, the Registrant issued a warrant to ISO to purchase 180,000 Common Shares at an exercise price of $8.09 per share, exercisable on or after May 10, 2000 (the "Closing Date") and expiring on August 15, 2005 (the "Stock Purchase Warrant"). Pursuant to the Stock Purchase Agreement, ISO has the right to designate one individual to be nominated as a member of the Registrant's Board of Directors. The Offering of the Common Stock and the Stock Purchase Warrant were made pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The Registrant intends to use the gross proceeds of the Offering for working capital.

         Pursuant to the Stock Purchase Agreement, ISO has one demand registration right commencing one year from the Closing Date and unlimited incidental registration rights commencing immediately. In the case of a demand for registration by ISO, the Registrant shall not be required to file any such registration statement unless the anticipated aggregate gross offering price is at least $2,000,000. The registration rights granted under the Stock Purchase Agreement terminate upon the earlier of (i) four years subsequent to the Closing Date and (ii) such time as ISO shall be permitted to sell all of its purchased securities in any three month period under Rule 144 promulgated under the Securities Act.
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Item 7.  Exhibits.

                                  EXHIBIT LIST


  Exhibit Number          Description
  --------------          -----------
       4.1                Stock Purchase Agreement, dated May 10, 2000*

       4.2                Stock Purchase Warrant, dated May 10, 2000*

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* Filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                          NAM CORPORATION


                          By: /s/ Roy Israel
                              -------------------------------------------------
                              Name:  Roy Israel
                              Title: Chief Executive Officer and President



                          By: /s/ Patricia Giuliani-Rheaume
                              -------------------------------------------------
                              Name:  Patricia Giuliani-Rheaume
                              Title: Chief Financial Officer and Vice President


Date: May 17, 2000